SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                           ---------------------------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                        Date of Report (Date of earliest
                                event reported):

                                  July 3, 2000

                           Lexmark International, Inc.
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             (Exact Name of Registrant as Specified in its Charter)

        Delaware                    1-14050                 06-1308215
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(State or other Jurisdiction      (Commission           (IRS Employer
of Incorporation)                  File No.)           Identification No.)


One Lexmark Centre Drive, 740 West New Circle Road, Lexington, Kentucky   40550
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         (Address of Principal Executive Offices)                    (Zip Code)





       Registrant's telephone number, including area code: (859) 232-2000
                                                           --------------



                        Lexmark International Group, Inc.
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          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.  OTHER EVENTS.

                  For purposes of this Current Report, the "Corporation" shall mean the surviving company pursuant to the merger, effective as of July 1, 2000, 12:01 a.m. Eastern Daylight Savings Time (the "Effective Time"), of Lexmark International Group, Inc. ("Group") with and into its wholly-owned subsidiary, Lexmark International, Inc. ("International"), whereby International became the surviving company (the "Merger").

                  On April 27, 2000, the stockholders of Group approved the Merger pursuant to which the holding company structure between Group and International would be eliminated.

                  As of the Effective Time, the Corporation's Certificate of Incorporation and By-Laws are identical to Group's Certificate of Incorporation and By-Laws and the Corporation has the same consolidated assets, liabilities and stockholders' equity as Group. The Corporation has the same directors, in the same classes and with the same terms, and the same officers as Group. The Corporation also assumed all of Group's benefit plans for employees, retirees and directors and each outstanding Group stock based award was converted into an identical stock based award in the Corporation.

                  Pursuant to the Merger, Group's stockholders automatically received one share of the Corporation's Class A Common Stock for each share of Group Class A Common Stock, along with the associated rights attaching pursuant to the Stockholder Rights Plan, to which the Corporation is a successor. There is no need to exchange share certificates because the conversion was automatic. The Corporation's Class A Common Stock and associated rights have the same rights and privileges as Group's Class A Common Stock and associated rights. The Class A Common Stock and associated rights of the Corporation are deemed to be registered under Section 12(b) of the Exchange Act by operation of Rule 12g-3(a). The Corporation's Class A Common Stock is listed on the New York Stock Exchange under the ticker symbol, "LXK."




                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  LEXMARK INTERNATIONAL, INC.


                                  By:        /s/ Gary E. Morin
                                      ---------------------------------------
                                      Name:  Gary E. Morin
                                      Title:  Executive Vice President and Chief
                                               Financial Officer
Date:  July 3, 2000